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                                                                  EXHIBIT 10.2.4

              RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT

     THIS RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT is made and entered into as of the date indicated on the signature page under "Date of Agreement" by and between MGIC Investment Corporation, a Wisconsin corporation (the "Company"), and the employee of Mortgage Guaranty Insurance Corporation whose signature is set forth on the signature page hereto (the "Employee").

                                  INTRODUCTION

     The Company is awarding shares of the Company's Common Stock, $1.00 par value per share (the "Stock"), and Restricted Stock Units to the Employee under the MGIC Investment Corporation 2002 Stock Incentive Plan (the "Plan") and this Agreement.

     This Agreement consists of this instrument and the Incorporated Terms Dated As of January __, ____ to Restricted Stock and Restricted Stock Unit Agreement (the "Incorporated Terms"), which although not attached to this instrument, are part of this Agreement and were provided to the Employee as indicated in Paragraph 1(b) below.

     The parties mutually agree as follows:

     1. Award of Restricted Stock and RSUs; Incorporated Terms.

          (a) Subject to the terms and conditions set forth herein, the Company awards the Employee (i) the number of shares of Stock as follows: the number of shares set forth after "Shares of Base Restricted Stock" on the signature page shall be the "Base Restricted Stock"; the number of shares set forth after "Shares of Matching Restricted Stock" on the signature page shall be the "Matching Restricted Stock"; and the number of shares set forth after "Shares of Time Vested Restricted Stock" shall be the "Time Vested Restricted Stock," except that if after "Time Vested Restricted Stock Units" on the signature page "Yes" appears, then all shares of Stock indicated after "Time Vested Restricted Stock" shall be awarded in the form of Restricted Stock Units (such Restricted Stock Units, the "Time Vested RSUs"); and (ii) the number of Restricted Stock Units equal to the number set forth after "Performance RSUs" shall be the "Performance RSUs." The term "Restricted Stock" as used in the remainder of this Agreement shall be applied separately to the Base Restricted Stock, the Matching Restricted Stock and the Time Vested Restricted Stock as if the term "Restricted Stock" were the term "Base Restricted Stock," "Matching Restricted Stock," "Time Vested Restricted Stock," as the case may be. As used in this Agreement, the term "RSUs" means collectively all Time Vested RSUs and all Performance RSUs.

          (b) The Incorporated Terms are incorporated in this instrument with the same effect as if they were physically set forth in this instrument. The Incorporated Terms and this instrument constitute a single agreement which is referred to as "this Agreement." The terms "herein," "hereof," "above" and similar terms used in this Agreement refer to this Agreement as a whole. The Incorporated Terms were attached to an e-mail sent on ______, ___ to the Employee from the Company's Secretary which included other documents relating to the

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Restricted Stock. The Company is hereby advising the Employee to print and retain a copy of the Incorporated Terms. The Employee agrees if there is any difference between the text of the Incorporated Terms obtained as indicated above and the text of the Incorporated Terms retained by the Company's Secretary, the text of the copy retained by the Secretary will control.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto affixed his hand and seal, all as of the day and year set forth below.

     Date of Agreement: As of January __, ____

                           MGIC INVESTMENT CORPORATION


                                        By:
                                            ------------------------------------
                                        Title: Chairman of the Board and Chief
                                               Executive Officer


Sign Here:                              (SEAL)
           --------------------------
Name:
      -------------------------------

Shares of Base Restricted Stock: _________________________________________

Shares of Matching Restricted Stock: _____________________________________

Shares of Time Vested Restricted Stock: __________________________________

Performance RSUs: ________________________________________________________

Time Vested Restricted Stock Units: ______________________________________

Base Restricted Stock Release Date: ______________________________________

Matching Restricted Stock Release Date: __________________________________

Time Vested Restricted Stock Release Date: _______________________________

Performance RSUs Release Date: ___________________________________________

RSU Settlement Date: _____________________________________________________

Holding Period: _______________________ Applicable

Target: ________________________________

Goal: _________________________________ Applicable


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                                     * * * *

Beneficiary: __________________________________________________

Address of Beneficiary:
                        _______________________________________

                       ________________________________________

Beneficiary Tax Identification No:
                                  _____________________________


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